BUSINESS LOAN AGREEMENT


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  Principal           Loan Date        Maturity        Loan No.      Call/Coll       Account        Officer     Initials

$2,000,000.00        10-11-2001       09-20-2002                                                    242-RK        _____
-------------------------------------------------------------------------------------------------------------------------


  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing ***** has been omitted due to text length limitations.


Borrower:  THE TOPAZ GROUP, INC.              Lender:  General Bank
           1180 NW Maple Street, Suite 180             Kent North Branch
           Issaquah, WA 98027                          18030 East Valley Highway
                                                       Kent, WA 98032-0278


THIS BUSINESS LOAN AGREEMENT dated October 11, 2001, is made and executed between THE TOPAZ GROUP, INC. ("Borrower") and General Bank ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement ("Loan"). Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement, and (B) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of October 11, 2001, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until September 20, 2002.

ADVANCE AUTHORITY. The following persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above: written notice of revocation of their authority: Apichart Fufuangvanich, President of THE TOPAZ GROUP, INC.; and Terrance Cuff, Chief Financial Officer of THE TOPAZ GROUP, INC.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

          Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5) guaranties; (6) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

          Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower

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                            BUSINESS LOAN AGREEMENT
                                  (Continued)

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          shall have provided such other resolutions,  authorizations, documents and instruments as Lender or its counsel, may require.

          Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

          Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

          No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists:

          Organization. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Nevada. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 1180 NW Maple Street, Suite 180, Issaquah, WA 98027. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

          Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

          Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower

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                            BUSINESS LOAN AGREEMENT
                                  (Continued)

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          and do not conflict  with,  result in a violation  of, or constitute a
          default   under  (1)  any   provision   of   Borrower's   articles  of
          incorporation  or organization,  or bylaws,  or any agreement or other
          instrument  binding  upon  Borrower  or  (2)  any  law,   governmental
          regulation, court decree, or order applicable to Borrower or to Borrower's properties.

          Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

          Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

          Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financial statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five
          (5) years.

          Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower's ownership of Borrower's Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or

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                            BUSINESS LOAN AGREEMENT
                                  (Continued)

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          liability  on the part of Lender to Borrower  or to any other  person.
          The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any
          interest  in  any  of  the  Collateral,   whether  by  foreclosure  or
          otherwise.

          Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

          Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

          Lien Property. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

          Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

          Notices of Claims and Litigation. Promptly inform Lender in writing of
          (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims,
          investigations,   administrative   proceedings   or  similar   actions
          affecting

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                            BUSINESS LOAN AGREEMENT
                                  (Continued)

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          Borrower or any Guarantor which could materially  affect the financial condition of Borrower or the financial condition of any Guarantor.

          Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

          Financial Statements. Furnish Lender with the following:

               Annual Statements. As soon as available, but in no event later than sixty (60) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender.

               Interim Statements. As soon as available, but in no event later than 45 days after the end of each fiscal year, Borrower's balance sheet and profit and loss statement for the period ended, reviewed by a certified public accountant satisfactory to Lender.

               Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by Borrower.

               Additional Requirements. See "Addendum to Loan Agreement" for additional reporting covenants requirement.

          All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

          Additional  Information.   Furnish  such  additional  information  and
          statements, as Lender may request from time to time.

          Financial Covenants and Ratios. Comply with the following covenants and ratios:

               Working Capital Requirements. Borrower shall comply with the following working capital ratio requirements:

                    Current Ratio. Maintain a Current Ratio in excess of 2.000 to 1.000. The term "Current Ratio" means Borrower's total Current Assets divided by Borrower's total Current Liabilities.

               Tangible Net Worth Requirements. Maintain a minimum Tangible Net Worth of not less than: $15,000,000.00. In addition, Borrower shall comply with the following net worth ratio requirements:

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                            BUSINESS LOAN AGREEMENT
                                  (Continued)

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                    Debt/Worth  Ratio.  Maintain  a ratio of  Debt/Worth  not in excess of 1.500 to 1.000. The ratio "Debt/Worth" means Borrower's Total Liabilities divided by Borrower's Tangible Net Worth.

               Other   Requirements.   See  "Addendum  to  Loan  Agreement"  for
               additional financial covenants requirement.

               Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

          Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

          Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following:
          (1) the name of the Insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

          Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender's forms, and in the amounts and under the conditions set forth in those guaranties.

          Names of Guarantors                                 Amounts
          -------------------                                 -------

          Creative Gems & Jewelry Co., Ltd.                   $2,200,000.00
          Advance Gems & Jewelry Co., Ltd.                    $2,200,000.00
          Advance Gems Manufacturing Co., Ltd.                $2,200,000.00
          Apichart Fufuangvanich                              $2,200,000.00

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                            BUSINESS LOAN AGREEMENT
                                  (Continued)

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          Other  Agreements.  Comply with all terms and  conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

          Loan Fees, Charges and Expenses. In addition, to all other agreed upon
          fees,  charges,  and  expenses,  pay  the  following:   (1)--Loan  Fee
          $7,500.00; (2)--Documentation Fee: $250.00.

          Loan Proceeds. Use all Loan proceeds solely for the following specific purposes: Working capital for business operation for gem & jewelry trade.

          Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.

          Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

          Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

          Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

          Compliance  with  Governmental  Requirements.  Comply  with all  laws, ordinances, and regulations, now or hereafter in effect of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to

                            BUSINESS LOAN AGREEMENT
                                  (Continued)

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          post adequate  security or a surety bond,  reasonably  satisfactory to
          Lender, to protect Lender's interest.

          Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

          Compliance Certificates. Unless waived in writing by Lender, provide Lender within forty-five (45) days after the end of each fiscal quarter, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

          Environmental Compliance and Reports. Borrower shall comply in all respect with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

          Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any

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                            BUSINESS LOAN AGREEMENT
                                  (Continued)

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time  levied or placed on any  Collateral  and  paying  all costs for  insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or
(2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

     Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

     Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged,
     (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

     Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in

                            BUSINESS LOAN AGREEMENT
                                  (Continued)

                                                                         Page 10
--------------------------------------------------------------------------------

Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

     Payment Default. Borrower fails to make any payment when due under the Loan.

     Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

     Creditor  or  Forfeiture   Proceedings.   Commencement  of  foreclosure  or
     forfeiture   proceedings,   whether  by  judicial  proceeding,   self-help,
     repossession  or any other  method,

                            BUSINESS LOAN AGREEMENT
                                  (Continued)

                                                                         Page 11
--------------------------------------------------------------------------------

     by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

     Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

     Insecurity. Lender in good faith believes itself insecure.

     Right to Cure. If any default, other than a default on indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default: (1) cure the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's right and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of

                            BUSINESS LOAN AGREEMENT
                                  (Continued)

                                                                         Page 12
--------------------------------------------------------------------------------

any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

ADDENDUM. See "Addendum to Loan Agreement" attached hereto and made a part hereof.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the

                            BUSINESS LOAN AGREEMENT
                                  (Continued)

                                                                         Page 13
--------------------------------------------------------------------------------

     purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

     Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of Washington. This Agreement has been accepted by Lender in the State of Washington.

     No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Notices. Subject to applicable law, and except for notice required or allowed by law to be given in another manner, any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Subject to applicable law, and except for notice required or allowed by law to be given in another manner, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

                            BUSINESS LOAN AGREEMENT
                                  (Continued)

                                                                         Page 14
--------------------------------------------------------------------------------

     Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

     Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

     Survival of Representations and Warranties. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

     Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

     Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

     Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

     Borrower. The word "Borrower" means THE TOPAZ GROUP, INC.

                            BUSINESS LOAN AGREEMENT
                                  (Continued)

                                                                         Page 15
--------------------------------------------------------------------------------

     Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human, health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1968, Pub.
     L. No. 99-499 "(SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

     Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

     GAAP. The word "GAAP" means generally accepted accounting principles.

     Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

     Guarantor.   The  word  "Guarantor"   means  any  guarantor,   surety,   or
     accommodation party of any or all of the Loan.

     Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

     Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws.
     The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

     Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other

                            BUSINESS LOAN AGREEMENT
                                  (Continued)

                                                                         Page 16
--------------------------------------------------------------------------------

     indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

     Lender. The word "Lender" means General Bank, its successors and assigns.

     Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

     Note. The word "Note" means the Note executed by THE TOPAZ GROUP, INC. in the principal amount of $2,000,000.00 dated October 11, 2001, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

     Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

     Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

     Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment

                            BUSINESS LOAN AGREEMENT
                                  (Continued)

                                                                         Page 17
--------------------------------------------------------------------------------

     intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

     Tangible Net Worth. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organization expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total debt.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED OCTOBER 11, 2001.

BORROWER:

THE TOPAZ GROUP, INC.

By:/s/ Terrance Cuff, CFO
   ----------------------------------------
   Terrance Cuff, Chief Financial Officer of
   THE TOPAZ GROUP, INC.


LENDER:

GENERAL BANK

------------------------------------
Authorized Signer

[Logo]  General Bank                                  ADDENDUM TO LOAN AGREEMENT


This Addendum entered into between The Topaz Group, Inc. ("Borrower") and General Bank ("Lender") and dated October 11, 2001 is attached to and a part of that certain Loan Agreement also entered into between the said parties of even date (the "Agreement"). Defined terms used but not defined herein have the respective meanings assigned to them in said Loan Agreement. In the event of any conflict between any term or provision in the said Loan Agreement and in this Addendum, this Addendum shall control.

I.   THE COMMITMENT

WORKING CAPITAL FACILITY

Aggregate Amount. Upon the terms and subject to the conditions set forth in the Agreement, Lender shall make advances (the "Advances") to Borrower as follows:

Loans or working capital advances up to the Maturity Date in the maximum amount of $2,000,000 during the term of the loan. The advance is subject to a quarterly Borrowing Base of 80% of the aggregate amount of eligible accounts receivable and shall not exceed the lesser of the Borrowing Base or $2,000,000.

Within the limits of the Commitment and subject to the terms and conditions of the Agreement, Borrower may borrow, prepay, repay and reborrow under this
Section I from time to time during the period from the effective date of the Agreement to and including September 20, 2002 (the "Maturity Date") or the earlier date of the termination in whole of the commitment pursuant to the Agreement.

II.  REPAYMENTS

Repayment of Working Capital. The unpaid principal amount of all advances outstanding on the Maturity Date shall be repaid in full on such Maturity Date, unless Lender has otherwise approved an extension or renewal of the credit facility.

III. ADDITIONAL TERMS AND CONDITIONS

A.   REPORTING COVENANTS

Borrower agrees, so long as Lender has any Commitment hereunder or any amount hereunder remains unpaid, to provide Lender with the following:

o CPA-Audited annual business financial statements to be submitted within 60 days from each Fiscal Year End. (FYE: 12/31)
o Annual business tax return or extension to be submitted within 30 days of filing.
o Quarterly Interim CPA - reviewed financial statements to be submitted within 45 days from each period end; number of periods: 4.
o Quarterly Compliance Certificate prepared and signed by CFO or corporate officer to be submitted within 45 days from each period end.

                                                      Addendum to Loan Agreement
                                                                          Page 2

o Personal financial statements and tax returns of all guarantors are required annually.

The following report(s) are to be submitted monthly within 25 days from each period end.

o    accounts receivable aging report
o    accounts payable report
o    inventory list

Monthly Borrowing Base Certificate prepared and signed by CFO or corporate officer to be submitted within 25 days from each period end.

The Borrowing Base excludes ineligible accounts receivable as follows:

o    accounts over 60 days past due date.
o    accounts  with 50% of the  balance  over 60 days  past due  ("cross  aging"
     accounts).
o the amount of accounts in excess of 20% of total receivables after excluding factored (non-recourse) and/or insured (acceptable to Lender) portion (account concentration).
o foreign open accounts, contra accounts, consignment, promotion/demo accounts, government accounts, affiliate accounts, employee accounts and credit memos.
o accounts deemed by Lender as uncollectible or unacceptable for whatever reason.

Should the Loans outstanding exceed the Borrowing Base (at Lender's sole determination), the excess portion shall be due and payable within 14 days of Lender's written notice to Borrower.

B.   FINANCIAL COVENANTS

Borrower agrees, so long as Lender has any Commitment hereunder or any amount hereunder remains unpaid, that Borrower shall abide by and comply with the following:

o Current Ratio. Maintain a ratio of current assets to current liabilities in excess of 2.0:1.0 (defined as total current assets divided by current liabilities).
o Tangible Net Worth. Borrower must maintain a minimum Tangible Net Worth of not less than $15,000,000 (defined as stated net worth less intangibles, net loans to affiliate(s), net loans to shareholders/principals/officers, plus subordinated debt).
o Net Worth Ratio. Maintain a ratio of total liabilities to tangible net worth of not more than 1.5:1:0 (defined as total liabilities less subordinated debt divided by stated net worth less intangible, net loans to affiliate(s), net loans to shareholders/principals/officers, plus subordinated debt).
o Borrower will establish no new credit facilities, engage in any debt restructure, or accelerate payment of any existing debt without prior written approval from Lender.
o Borrower will not engage in any bulk sale of assets without prior written approval from Lender.

C.   OTHER TERMS AND CONDITIONS

o Accounts receivable are to be directly remitted to Lender by notice and is subject to the following specific provisions:

                                                      Addendum to Loan Agreement
                                                                          Page 3

     <    Borrower  shall  inform all its  debtors  to remit all check  payments directly to the designated lockbox.
     <    All  sales  invoices  shall be  stamped  to  indicate  that all  check payments shall be directly remitted to the designated lockbox.
     <    50% of the lockbox proceeds shall be applied to any outstanding  loan, subject to a monthly review by Lender. Lender reserves the right and option to apply up to 100% of lockbox proceeds to repay outstanding loans whenever an event of default exists.
     <    Borrower shall not instruct its customers to change the payment method other than sending payments directly to the designated lockbox at Lender, without Lender's prior written consent.
     <    Lender   reserves  the  right  to  make  direct   account   receivable
          notification and/or verification without Borrower's prior consent.
     <    Other  terms  and  conditions  as may be  specified  by  Lender  or as stipulated in a lockbox operating agreement.
o The Borrower shall maintain total depository relationship with operating checking/savings account(s) maintained at Lender; any operating account(s) established or to be established at another financial institution requires the prior written consent of Lender.
o Borrower authorizes Lender to debit its operating checking account for payments and fees due under letters of credit or collections, Loan Advances and/or acceptances as they become due and payable.
o Lender reserves the right to conduct on-site audit on the Borrower's accounts receivable and inventory, in addition to other books and records, no more than two times in a twelve month period by Lender's appointed auditors with the audit fee to be paid by Borrower. When deemed necessary and at Lender's sole determination, Lender may conduct additional audits at Lender's own expense. If the audit discloses findings and conclusions that Lender deems unsatisfactory, Lender reserves the right to cancel or modify the credit approval, and/or to take such corrective action as it deems appropriate, including but not limited to termination or reduction of the Commitment.

IV.  PRE-FUNDING CONDITIONS:

o This credit approval is subject to a satisfactory pre-funding audit on the Borrower's accounts receivable and inventories. Lender will judge the audit findings and conclusions as satisfactory at its sole discretion and determination. If the audit discloses findings and conclusions that are deemed unsatisfactory, Lender reserves the right to cancel or modify the credit approval, and/or to take such corrective action as it deems appropriate, including but not limited to termination or reduction of the credit facility.

V.   SPECIAL TERMS & CONDITIONS

o Borrower shall maintain profitable pre-tax earnings. o Borrower shall retain earnings within the company.
o    Borrower shall not invest its cash in securities or commodities trading.
o Borrower shall pay Lender's pre-funding audit costs as well as legal expenses for Lender's counsel in Thailand.

                                                      Addendum to Loan Agreement
                                                                          Page 4

o All accounts receivable shall be coursed through Lender's lock-box account. Accounts receivable deposited with other financial institutions require Lender's prior approval.

VI.  COST AND EXPENSES

The "Costs and Expenses" provision set forth in the Loan Agreement is hereby deleted and shall be replaced in its entirety by the following:

Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of the Agreement or in connection with the Loans made pursuant to the Agreement. Lender may pay any third parties to help collect the Loans and to enforce the Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including without limitation proceedings or efforts concerning cash collateral arrangements or motions, any proposed disclosure statement or plan, any assumption/rejection motion, or proceedings or efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

Additionally, upon Lender's request, Borrower will promptly pay to Lender such fees, costs and out-of-pocket incidental expenses charged or incurred by Lender with respect to the "Loans" and/or "Commitment". Borrower authorizes Lender to charge Borrower's account for any such fees, costs and expenses.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

BORROWER:                               LENDER:
The Topaz Group, Inc.                   General Bank

By:/s/ Terrence Cuff, CFO               By:
   ------------------------------           ------------------------------
   Terence Cuff, CFO                               Authorized Officer